THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)

FINANCIAL SUPPLEMENT
TABLE OF CONTENTS
                                                                            PAGE

I.        Loss Reserves
              Loss Reserves by Component                                      1
              Loss and Loss Adjustment Expense by Component                   2
              Claim Inventory and Activity by Component                       3

II.       Investment Portfolio
              Distribution by Security Type                                   4
              Maturity Distribution
              Quality Distribution

III.      Balance Sheet Detail
              Reinsurance Recoverable and Collateral                          5
              Other Assets and Other Liabilities                              6

IV.       Detail of Underwriting Expenses                                     7

V.        Summary of Major Elements of Operating Cash Flows                   8

VI.       Cautionary Statement                                                9

VII.      Projected Equity and Book Value per Share                          11

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                               Page 1

Financial Supplement
Run-Off Insurance Operations


Loss Reserves by Component ($000's):

                                                 % of                      % of                       % of
                                  30-Sep-03      Total      30-Jun-03      Total      31-Mar-03       Total
                                  ----------   ----------   ----------   ----------   ----------   ----------

Direct Case Reserves:
  Losses                          $  454,412                $  453,369                $  423,473
  Loss Adjustment Expenses            23,504                    25,527                    27,916
                                  ----------   ----------   ----------   ----------   ----------   ----------
Total Direct Case Reserves           477,916      51.9%        478,896      47.4%        451,389      41.7%

Assumed Case Reserves:
  Losses                                 588                     1,504                     1,468
  Loss Adjustment Expenses                47                        49                        61
                                  ----------   ----------   ----------   ----------   ----------   ----------
Total Assumed Case Reserves              635       0.1%          1,553       0.2%          1,529       0.1%

                                  ----------   ----------   ----------   ----------   ----------   ----------
Total Case Reserves                  478,551      52.0%        480,449      47.6%        452,918      41.8%
                                  ----------   ----------   ----------   ----------   ----------   ----------


Direct IBNR Reserves:
  Losses                             286,348                   359,952                   442,177
  Loss Adjustment Expenses           140,799                   154,290                   169,943
                                  ----------   ----------   ----------   ----------   ----------   ----------
Total Direct IBNR Reserves           427,147      46.4%        514,242      50.9%        612,120      56.6%

Assumed IBNR Reserves:
  Losses                                  40                       124                        91
  Loss Adjustment Expenses                68                       124                       134
                                  ----------   ----------   ----------   ----------   ----------   ----------
Total Assumed IBNR Reserves              108       0.0%            248       0.0%            225       0.0%
                                  ----------   ----------   ----------   ----------   ----------   ----------

Total IBNR Reserves                  427,255      46.4%        514,490      50.9%        612,345      56.6%
                                  ----------   ----------   ----------   ----------   ----------   ----------

Unallocated Loss Adjustment
  Expense Reserves                    14,273       1.6%         15,806       1.6%         17,107       1.6%
                                  ----------   ----------   ----------   ----------   ----------   ----------

Total Gross Loss and Loss
  Adjustment Expense Reserves     $  920,079     100.0%     $1,010,745     100.0%     $1,082,370     100.0%
                                  ==========   ==========   ==========   ==========   ==========   ==========

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                               Page 1

Financial Supplement
Run-Off Insurance Operations


Loss Reserves by Component ($000's) (cont'd):

                                                  % of                      % of
                                  31-Dec-02       Total      30-Sep-02      Total
                                  ----------    ----------   ----------   ----------

Direct Case Reserves:
  Losses                          $  405,851                 $  397,214
  Loss Adjustment Expenses            30,123                     31,457
                                  ----------    ----------   ----------   ----------
Total Direct Case Reserves           435,974       37.8%        428,671      37.9%

Assumed Case Reserves:
  Losses                                 823                        964
  Loss Adjustment Expenses                76                         68
                                  ----------    ----------   ----------   ----------
Total Assumed Case Reserves              899        0.1%          1,032       0.1%

                                  ----------    ----------   ----------   ----------
Total Case Reserves                  436,873       37.9%        429,703      38.0%
                                  ----------    ----------   ----------   ----------


Direct IBNR Reserves:
  Losses                             513,600                    515,727
  Loss Adjustment Expenses           181,811                    163,510
                                  ----------    ----------   ----------   ----------
Total Direct IBNR Reserves           695,411       60.4%        679,237      60.1%

Assumed IBNR Reserves:
  Losses                                 731                      2,023
  Loss Adjustment Expenses               145                        509
                                  ----------    ----------   ----------   ----------
Total Assumed IBNR Reserves              876        0.1%          2,532       0.2%
                                  ----------    ----------   ----------   ----------

Total IBNR Reserves                  696,287       60.5%        681,769      60.3%
                                  ----------    ----------   ----------   ----------

Unallocated Loss Adjustment
  Expense Reserves                    18,475        1.6%         18,347       1.7%
                                  ----------    ----------   ----------   ----------

Total Gross Loss and Loss
  Adjustment Expense Reserves     $1,151,635      100.0%     $1,129,819     100.0%
                                  ==========    ==========   ==========   ==========

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                               Page 2

Financial Supplement
Run-Off Insurance Operations


Loss and Loss Adjustment Expense by Component ($000's):

                                                                  3rd Qtr     2nd Qtr     1st Qtr    Full Year    4th Qtr
                                                                   2003        2003        2003        2002        2002
                                                                -------------------------------------------------------------


Gross Paid Losses and Loss Adjustment Expenses:

Direct Losses Paid                                                   73,952      56,166      57,886     255,223      66,510
Direct Loss Adjustment Expenses Paid                                 15,863      19,013      15,284      63,732      14,138
                                                                -------------------------------------------------------------

Total Direct Losses & LAE Paid                                       89,815      75,179      73,170     318,955      80,648

Assumed Losses Paid                                                     724         (69)         (5)     25,690          37
Assumed Loss Adjustment Expenses Paid                                    58          22          25       6,032          18
                                                                -------------------------------------------------------------

Total Assumed Losses & LAE Paid                                         782         (47)         20      31,722          55

Gross Losses Paid                                                    74,676      56,097      57,881     280,913      66,547
Gross Loss Adjustment Expenses Paid                                  15,921      19,035      15,309      69,764      14,156
                                                                -------------------------------------------------------------

Total Gross Losses & LAE Paid                                        90,597      75,132      73,190     350,677      80,703

Change in Gross Case Loss and Loss Adjustment Expense Reserves:

Change in Direct Case Loss Reserves                                   1,043      29,896      17,622      32,665       8,637
Change in Direct Case Loss Adjustment Expense Reserves               (2,024)     (2,389)     (2,207)     (8,442)     (1,333)
                                                                -------------------------------------------------------------

Total Change in Direct Loss & LAE Reserves                             (981)     27,507      15,415      24,223       7,304

Change in Assumed Case Loss Reserves                                   (916)         36         645     (16,333)       (140)
Change in Assumed Case Loss Adjustment Expense Reserves                  (1)        (12)        (15)       (508)          7
                                                                -------------------------------------------------------------

Total Change in Assumed Loss & LAE Reserves                            (917)         24         630     (16,841)       (133)

Gross Case Incurred Losses and Loss Adjustment Expenses:

Direct Case Incurred Losses and Loss Adjustment Expenses             88,834     102,686      88,585     343,178      87,952
Assumed Case Incurred Losses and Loss Adjustment Expenses              (135)        (23)        650      14,881         (78)
                                                                -------------------------------------------------------------

Total Gross Case Incurred Losses and Loss Adjustment Expenses        88,699     102,663      89,235     358,059      87,874

Change in Gross IBNR Reserves:

Change in Direct Losses IBNR Reserves                               (73,602)    (82,226)    (71,424)    (40,131)     (2,127)
Change in Direct Loss Adjustment Expense IBNR Reserves              (13,492)    (15,653)    (11,868)     28,536      18,301
Change in Assumed Losses IBNR Reserves                                  (84)         33        (640)     (2,023)     (1,293)
Change in Assumed Loss Adjustment Expense IBNR Reserves                 (57)         (9)        (10)     (9,363)       (364)
                                                                -------------------------------------------------------------

Total Change in Gross IBNR Reserves                                 (87,235)    (97,855)    (83,942)    (22,981)     14,517
                                                                -------------------------------------------------------------

Total Gross Incurred Losses and Loss Adjustment Expenses              1,464       4,808       5,293     335,078     102,391


Ceded Paid Losses and Loss Adjustment Expenses:

Ceded Losses Paid                                                   (39,608)    (21,713)    (31,131)   (100,786)    (44,340)
Ceded Loss Adjustment Expenses Paid                                  (7,774)     (5,987)     (8,759)    (20,817)     (9,203)
                                                                -------------------------------------------------------------

Total Ceded Losses and LAE Paid                                     (47,382)    (27,700)    (39,890)   (121,603)    (53,543)


Change in Ceded Case Loss and Loss Adjustment Expense Reserves:

Change in Ceded Case Loss Reserves                                   (1,036)    (22,749)    (12,431)    (86,328)     (7,391)
Change in Ceded Case Loss Adjustment Expense Reserves                   507         374         769      (3,737)       (208)
                                                                -------------------------------------------------------------

Total Change in Ceded Loss & LAE Reserves                              (529)    (22,375)    (11,662)    (90,065)     (7,599)
                                                                -------------------------------------------------------------

Total Ceded Case Incurred Losses and Loss Adjustment Expenses       (47,911)    (50,075)    (51,552)   (211,668)    (61,142)
                                                                -------------------------------------------------------------

Change in Ceded IBNR Reserves:

Change in Ceded Losses IBNR Reserves                                 39,242      46,663      39,796      83,714     (14,547)
Change in Ceded Loss Adjustment Expense IBNR Reserves                 3,686       3,156      23,392      12,622      10,881
                                                                -------------------------------------------------------------

Total Change in Ceded IBNR Reserves                                  42,928      49,819      63,188      96,336      (3,666)
                                                                -------------------------------------------------------------

Total Ceded Incurred Losses and Loss Adjustment Expenses             (4,983)       (256)     11,636    (115,332)    (64,808)

Unallocated Loss Adjustment Expense                                    (325)         48          34     (23,259)      1,383
                                                                -------------------------------------------------------------

Total Net Incurred Losses and Loss Adjustment Expenses               (3,844)      4,600      16,963     196,487      38,966

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                               Page 2

Financial Supplement
Run-Off Insurance Operations


Loss and Loss Adjustment Expense by Component ($000's) (cont'd):

                                                                  3rd Qtr     2nd Qtr     1st Qtr
                                                                   2002        2002        2002
                                                                ------------------------------------

Gross Paid Losses and Loss Adjustment Expenses:

Direct Losses Paid                                                   63,426      59,800      65,487
Direct Loss Adjustment Expenses Paid                                 20,337      16,140      13,117
                                                                ------------------------------------

Total Direct Losses & LAE Paid                                       83,763      75,940      78,604

Assumed Losses Paid                                                  25,475         178           -
Assumed Loss Adjustment Expenses Paid                                 5,944          41          29
                                                                ------------------------------------

Total Assumed Losses & LAE Paid                                      31,419         219          29

Gross Losses Paid                                                    88,901      59,978      65,487
Gross Loss Adjustment Expenses Paid                                  26,281      16,181      13,146
                                                                ------------------------------------

Total Gross Losses & LAE Paid                                       115,182      76,159      78,633

Change in Gross Case Loss and Loss Adjustment Expense Reserves:

Change in Direct Case Loss Reserves                                  10,409      10,791       2,828
Change in Direct Case Loss Adjustment Expense Reserves               (2,614)     (1,391)     (3,104)
                                                                ------------------------------------

Total Change in Direct Loss & LAE Reserves                            7,795       9,400        (276)

Change in Assumed Case Loss Reserves                                (23,971)      6,073       1,705
Change in Assumed Case Loss Adjustment Expense Reserves                (997)        386          96
                                                                ------------------------------------

Total Change in Assumed Loss & LAE Reserves                         (24,968)      6,459       1,801

Gross Case Incurred Losses and Loss Adjustment Expenses:

Direct Case Incurred Losses and Loss Adjustment Expenses             91,558      85,340      78,328
Assumed Case Incurred Losses and Loss Adjustment Expenses             6,451       6,678       1,830
                                                                ------------------------------------

Total Gross Case Incurred Losses and Loss Adjustment Expenses        98,009      92,018      80,158

Change in Gross IBNR Reserves:

Change in Direct Losses IBNR Reserves                               (27,150)    (27,521)     16,667
Change in Direct Loss Adjustment Expense IBNR Reserves               (3,234)     (2,266)     15,735
Change in Assumed Losses IBNR Reserves                                 (969)     (6,251)      6,490
Change in Assumed Loss Adjustment Expense IBNR Reserves              (4,817)       (427)     (3,755)
                                                                ------------------------------------

Total Change in Gross IBNR Reserves                                 (36,170)    (36,465)     35,137
                                                                ------------------------------------

Total Gross Incurred Losses and Loss Adjustment Expenses             61,839      55,553     115,295


Ceded Paid Losses and Loss Adjustment Expenses:

Ceded Losses Paid                                                   (43,450)     (1,573)    (11,423)
Ceded Loss Adjustment Expenses Paid                                  (8,218)       (426)     (2,970)
                                                                ------------------------------------

Total Ceded Losses and LAE Paid                                     (51,668)     (1,999)    (14,393)


Change in Ceded Case Loss and Loss Adjustment Expense Reserves:

Change in Ceded Case Loss Reserves                                   (7,463)    (19,044)    (52,430)
Change in Ceded Case Loss Adjustment Expense Reserves                   442        (512)     (3,459)
                                                                ------------------------------------

Total Change in Ceded Loss & LAE Reserves                            (7,021)    (19,556)    (55,889)
                                                                ------------------------------------

Total Ceded Case Incurred Losses and Loss Adjustment Expenses       (58,689)    (21,555)    (70,282)
                                                                ------------------------------------

Change in Ceded IBNR Reserves:

Change in Ceded Losses IBNR Reserves                                 39,122      18,251      40,888
Change in Ceded Loss Adjustment Expense IBNR Reserves                 1,824          80        (163)
                                                                ------------------------------------

Total Change in Ceded IBNR Reserves                                  40,946      18,331      40,725
                                                                ------------------------------------

Total Ceded Incurred Losses and Loss Adjustment Expenses            (17,743)     (3,224)    (29,557)

Unallocated Loss Adjustment Expense                                 (22,877)      2,167      (3,932)
                                                                ------------------------------------

Total Net Incurred Losses and Loss Adjustment Expenses               21,219      54,496      81,806

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                               Page 3

Financial Supplement
Run-Off Insurance Operations


Claim Inventory and Activity by Component

                                            New Jersey      Pennsylvania     Pennsylvania        MIIX
                                            Physicians       Physicians        Hospitals      Other States
                                              Med Mal          Med Mal          Med Mal          Med Mal
                                            Occurrence       Occurrence       Claims Made      Claims Made
                                            ----------      ------------     ------------     ------------

Inventory at June 30, 2002                      3,113            1,241             2,153              295

     Claims Reported                              322               98               121               18
     Claims Closed with Payment                    66               16                46               12
     Claims Closed without Payment                303              109               207               25
                                                -----            -----             -----              ---

Inventory at September 30, 2002                 3,066            1,214             2,021              276

     Claims Reported                              318               68                85               21
     Claims Closed with Payment                    76               24                56               26
     Claims Closed without Payment                361              133               159               33
                                                -----            -----             -----              ---

Inventory at December 31, 2002                  2,947            1,125             1,891              238

     Claims Reported                              300               75                47               14
     Claims Closed with Payment                    87               18                36               10
     Claims Closed without Payment                298               98               235               24
                                                -----            -----             -----              ---

Inventory at March 31, 2003                     2,862            1,084             1,667              218

     Claims Reported                              243               37                32                8
     Claims Closed with Payment                    73               23                30               12
     Claims Closed without Payment                261              104               135               16
                                                -----            -----             -----              ---

Inventory at June 30, 2003                      2,771              994             1,534              198

     Claims Reported                              242               40                36                2
     Claims Closed with Payment                   267               79               136               17
     Claims Closed without Payment                 65               13                51               16
                                                -----            -----             -----              ---

Inventory at September 30, 2003                 2,681              942             1,383              167

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                               Page 3

Financial Supplement
Run-Off Insurance Operations


Claim Inventory and Activity by Component (cont'd)

                                            MIIX             LPC               LPC
                                         Other States     Other States     Other States
                                            Med Mal          Med Mal         Med Mal
                                          Occurrence       Claims Made      Occurrence
                                         ------------     ------------     ------------

Inventory at June 30, 2002                       140              984              236

     Claims Reported                              17              103               23
     Claims Closed with Payment                    7               28                4
     Claims Closed without Payment                12               85               18
                                         ------------     ------------     ------------

Inventory at September 30, 2002                  138              974              237

     Claims Reported                              14               85               37
     Claims Closed with Payment                    8               28                2
     Claims Closed without Payment                16              120               16
                                         ------------     ------------     ------------

Inventory at December 31, 2002                   128              911              256

     Claims Reported                              12               52               19
     Claims Closed with Payment                    3               24                4
     Claims Closed without Payment                10               84               17
                                         ------------     ------------     ------------

Inventory at March 31, 2003                      127              855              254

     Claims Reported                               6               58               29
     Claims Closed with Payment                    8               29                6
     Claims Closed without Payment                14               89               29
                                         ------------     ------------     ------------

Inventory at June 30, 2003                       111              795              248

     Claims Reported                               8               31               16
     Claims Closed with Payment                    1               81               18
     Claims Closed without Payment                 -               38                6
                                         ------------     ------------     ------------

Inventory at September 30, 2003                  118              707              240

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                               Page 4

Financial Supplement
Run-Off Insurance Operations


Distribution by Security Type  ($000's):

                                                 September 30, 2003              June 30, 2003                March 31, 2003
                                             ---------------------------  ----------------------------  ---------------------------
                                               Market Value       %          Market Value       %         Market Value       %
                                             ---------------------------  ----------------------------  ---------------------------

Distribution by Security Type:

     Government Securities                           $ 164,131    22.4%            $ 141,166    20.7%           $ 129,253    18.0%
     Corporate Bonds                                   266,691    36.3%              235,548    34.6%             254,537    35.5%
     Mortgage Backed Securities                        114,407    15.6%              109,836    16.1%             152,610    21.3%
     Asset Backed Securities                           106,904    14.6%               98,005    14.4%             103,140    14.4%
     Collateralized Mortgage Obligations                74,884    10.2%               88,885    13.1%              76,985    10.7%
     Municipal Bonds                                     7,072     1.0%                7,417     1.1%                   -     0.0%
     Convertible Bonds                                       -     0.0%                    -     0.0%                   -     0.0%
                                             ---------------------------  ----------------------------  ---------------------------
          Total                                      $ 734,089   100.0%            $ 680,857   100.0%           $ 716,525   100.0%


Distribution by Maturity:

     Under 1 Year                                    $  37,150     5.1%            $  33,520     4.9%           $  34,290     4.8%
     1 - 5 Years                                       204,356    27.8%              124,822    18.3%             118,940    16.6%
     5 - 10 Years                                      166,585    22.7%              163,318    24.0%             194,214    27.1%
     10 - 15 Years                                     134,185    18.3%              146,512    21.5%             153,626    21.4%
     15 - 20 Years                                      15,633     2.1%               24,418     3.6%              22,381     3.1%
     More than 20 Years                                176,180    24.0%              188,267    27.7%             193,074    26.9%
                                            ---------------------------  ----------------------------  ---------------------------
          Total                                      $ 734,089   100.0%            $ 680,857   100.0%           $ 716,525   100.0%


Distribution by Credit Quality:

     AAA                                             $ 442,054    60.2%            $ 416,289    61.1%           $ 432,027    60.3%
     AA                                                 93,944    12.8%               79,940    11.7%              85,078    11.9%
     A                                                 140,476    19.1%              119,025    17.5%             127,996    17.9%
     BBB                                                32,629     4.4%               41,238     6.1%              49,565     6.9%
                                            ---------------------------  ----------------------------  ---------------------------
          Total Investment Grade                       709,103    96.6%              656,492    96.4%             694,666    96.9%

     BB                                                 12,132     1.7%               12,276     1.8%              10,458     1.5%
     B                                                   6,156     0.8%                6,060     0.9%               5,617     0.8%
     CCC                                                 2,531     0.3%                4,492     0.7%               4,198     0.6%
     CC                                                  3,532     0.5%                  902     0.1%                 951     0.1%
     C                                                     635     0.1%                  635     0.1%                 635     0.1%
     D                                                       -     0.0%                    -     0.0%                   -     0.0%
     No Rating                                               -     0.0%                    -     0.0%                   -     0.0%
                                            ---------------------------  ----------------------------  ---------------------------
          Total                                      $ 734,089   100.0%            $ 680,857   100.0%           $ 716,525   100.0%

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                               Page 4

Financial Supplement
Run-Off Insurance Operations


Distribution by Security Type  ($000's) (cont'd):


                                                 December 31, 2002             September 30, 2002
                                                Market Value       %          Market Value       %
                                             ---------------------------   ---------------------------

Distribution by Security Type:

     Government Securities                           $ 119,850    15.2%            $ 116,394    13.9%
     Corporate Bonds                                   285,183    36.2%              327,528    39.2%
     Mortgage Backed Securities                        181,347    23.0%              184,079    22.0%
     Asset Backed Securities                           120,782    15.3%              138,437    16.5%
     Collateralized Mortgage Obligations                81,419    10.3%               70,079     8.4%
     Municipal Bonds                                         -     0.0%                    -     0.0%
     Convertible Bonds                                       -     0.0%                    -     0.0%
                                             ---------------------------   ---------------------------
          Total                                      $ 788,581   100.0%            $ 836,517   100.0%


Distribution by Maturity:

     Under 1 Year                                    $  16,932     2.1%            $   9,420     1.1%
     1 - 5 Years                                       140,527    17.8%              151,738    18.1%
     5 - 10 Years                                      215,538    27.3%              249,549    29.8%
     10 - 15 Years                                     152,297    19.3%              148,578    17.8%
     15 - 20 Years                                      21,136     2.7%               24,828     3.0%
     More than 20 Years                                242,151    30.7%              252,404    30.2%
                                             ---------------------------   ---------------------------
          Total                                      $ 788,581   100.0%            $ 836,517   100.0%


Distribution by Credit Quality:

     AAA                                             $ 466,041    59.1%            $ 465,597    55.7%
     AA                                                 45,947     5.8%               62,048     7.4%
     A                                                 152,279    19.3%              144,545    17.3%
     BBB                                                90,210    11.4%              114,525    13.7%
                                             ---------------------------   ---------------------------
          Total Investment Grade                       754,477    95.7%              786,715    94.1%

     BB                                                 20,926     2.7%               32,543     3.9%
     B                                                   8,801     1.1%               12,374     1.5%
     CCC                                                 1,096     0.1%                2,832     0.3%
     CC                                                  2,576     0.3%                  997     0.1%
     C                                                     705     0.1%                1,056     0.1%
     D                                                       -     0.0%                    -     0.0%
     No Rating                                               -     0.0%                    -     0.0%
                                             ---------------------------   ---------------------------
          Total                                      $ 788,581   100.0%            $ 836,517   100.0%

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                               Page 5

Financial Supplement
Run-Off Insurance Operations


Reinsurance Recoverable  and Collateral ($000's)
At September 30, 2003

                                    Reinsurance           Reinsurance           Reinsurance               Total
                                    Recoverable           Recoverable           Recoverable            Reinsurance
                                      on Paid             on Case Loss          on IBNR Loss         Recoverable on
                                    Losses & LAE         & LAE Reserves        & LAE Reserves         Unpaid Losses
                                    --------------------------------------------------------------------------------

Reinsurer

Hannover Re Group:
     Hannover Re                        $ 15,659             $ 104,413              $ 45,947              $ 150,360
     Eisen und Stahl                       3,915                26,104                11,487                 37,591
     Hannover Ruckversiherungs                 -                     -                 2,081                  2,081
                                    --------------------------------------------------------------------------------
          Total                           19,574               130,517                59,515                190,032

Swiss Re Group:
     Swiss Re                                  -                     -                 3,930                  3,930
     European Re                           2,941                24,174                15,290                 39,464
     Underwriters Re Barbados              9,375                57,950                 7,816                 65,766
     Underwriters Reinsurance                  -                     -                 1,286                  1,286
                                    --------------------------------------------------------------------------------
          Total                           12,316                82,124                28,322                110,446

London Life and Casualty                   4,605                28,596                 2,787                 31,383

Lloyds                                         -                     -                    66                     66

All Others                                     -                     -                 3,710                  3,710
                                    --------------------------------------------------------------------------------
               Total                    $ 36,495             $ 241,237              $ 94,400              $ 335,637
                                    =================================================================================

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                               Page 5

Financial Supplement
Run-Off Insurance Operations


Reinsurance Recoverable  and Collateral ($000's)
At September 30, 2003 (cont'd)

                                                                            Collateral
                                        ---------------------------------------------------------------------------------
                                                                 Letters of
                                           Funds Held              Credit                Other                 Total
                                        ---------------------------------------------------------------------------------

Reinsurer

Hannover Re Group:
     Hannover Re                             $ 110,785              $ 70,500              $ (5,795)            $ 175,490
     Eisen und Stahl                            27,696                17,500                (1,448)               43,748
     Hannover Ruckversiherungs                       -                     -                 1,526                 1,526
                                        ---------------------------------------------------------------------------------
          Total                                138,481                88,000                (5,717)              220,764

Swiss Re Group:
     Swiss Re                                        -                 7,000                 3,150                10,150
     European Re                                28,833                16,500                (1,113)               44,220
     Underwriters Re Barbados                   52,007                32,000                (4,121)               79,886
     Underwriters Reinsurance                        -                     -                 1,017                 1,017
                                        ---------------------------------------------------------------------------------
          Total                                 80,840                55,500                (1,067)              135,273

London Life and Casualty                        24,587                16,000                (1,064)               39,523

Lloyds                                               -                     -                   161                   161

All Others                                           -                     -                 1,387                 1,387
                                        ---------------------------------------------------------------------------------
               Total                         $ 243,908             $ 159,500              $ (6,300)            $ 397,108
                                        =================================================================================

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                               Page 6

Financial Supplement
Run-Off Insurance Operations

Other Assets and Liabilities

Other Assets:                                                      September 30,
                                                                       2003
                                                                   -------------

Structured Settlements                                             $ 22,897,150
Accrued Ceded Return Premium                                         13,794,510
Fixed Assets                                                         15,797,092
  Accumulated Depreciation                                          (15,370,266)
Goodwill                                                              4,953,896
  Accumulated Amortization                                           (1,491,999)
Receivable from MIIX Advantage                                        1,871,940
Other Assets                                                          2,379,431
                                                                   ------------
      Total other assets                                           $ 44,831,754
                                                                   ------------


Other Liabilities:

  Structured Settlements                                           $ 22,897,150
  Uncleared Checks                                                    4,630,837
  Reinsurance Payable                                                 7,475,588
  Guaranty Fund Payable                                               2,346,233
  Taxes, Licenses and Fees Payable                                    3,049,681
  Other Payables                                                      3,406,134
  Other Liabilities                                                   6,484,424
                                                                   ------------
      Total other liabilities                                      $ 50,290,047
                                                                   ============

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                               Page 7

Financial Supplement
Run-Off Insurance Operations


Detail of Underwriting Expenses:

                                                 Three Months       Nine Months
                                                     Ended             Ended
                                                 September 30,     September 30,
                                                     2003              2003
                                                 -------------     -------------

Salaries and Wages                                $ 1,488,601       $ 3,458,336
Employee Benefits                                     215,995           704,895
Other Employee Related                                369,878           931,363
Rent                                                  259,314           728,641
Fixed Asset Depreciation                              399,146         1,271,920
Systems Maintenance and Related                        75,889           288,319
Office Administration                                 102,347           455,177
Professional Services                                 358,536         1,724,742
Brokers Commissions, Net                               18,566         1,074,861
State Premium Taxes                                    97,929           394,681
Guaranty Funds Assessments                             27,956            91,381
Letter of Credit Fees                                (186,373)          343,475
Other Expenses                                      1,059,485         3,238,648

                                                  -----------       -----------
    Total                                         $ 4,287,269       $14,706,439
                                                  ===========       ===========

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                               Page 8

Financial Supplement
Run-Off Insurance Operations


Summary of Major Elements of Operating Cash Flows

                                                                   Nine Months*
                                                                      Ended
                                                                   September 30,
                                                                      2003
                                                                  --------------

Gross premiums collected                                          $   6,106,356

Net investment income received                                    $  31,376,897

Gross losses and LAE paid                                         $(242,878,876)
Reinsurance collected on losses and LAE paid                      $ 110,299,105

Underwriting expenses paid                                        $ (17,680,783)

Other net reinsurance activity                                    $(103,449,646)

Net income taxes recoverable received                             $      18,669




* Net increase (decrease) in cash

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                               Page 9


Financial Supplement
Run-Off Insurance Operations


                              CAUTIONARY STATEMENT


This Form 8-K contains forward-looking statements that are based on the Company's estimates and expectations concerning future events and anticipated results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements. In particular, the Company's ability to manage successfully the solvent runoff of its business is subject to a number of contingencies and uncertainties. These uncertainties and other factors are detailed from time to time in the Company's filings with the appropriate securities commissions, and include, without limitation, the Company having sufficient liquidity and working capital, the performance of the Company's investment portfolio, the Company's ability to manage claims, maintaining existing reinsurance agreements at reasonable terms, the Company's ability to diversify its product lines, the continued adequacy of the Company's loss and loss adjustment expense reserves, the Company's avoidance of any material loss on collection of reinsurance recoverables, adverse actions of applicable regulatory agencies, general economic conditions, including changing interest rates, rates of inflation and the performance of the financial markets, adverse judicial decisions and rulings, changes in domestic and foreign laws, regulations and taxes, effects of acquisitions and divestitures and various other factors. The words "believe," "expect," "anticipate," "project" and similar expressions identify forward-looking statements. The Company's expectations regarding future earnings, growth initiatives, underwriting, cost controls, adequacy of loss and loss adjustment expense reserves, and enhancing shareholder value depend on a variety of factors, including economic, competitive and market conditions which may be beyond the Company's control and are thus difficult or impossible to predict. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as representation by the Company or any other person that the Company's objectives or plans will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

More particularly, the following information includes various projections related to the insurance operations run-off of MIIX Insurance Company ("MIIX") and Lawrenceville Property and Casualty Company ("LP&C"). The Company put these operations into solvent run-off during 2002. It is almost certain that the actual run-off value will be different than that found in the projections below, and there is a significant possibility that this difference will be material. The reasons for this variance include the following:

                                                                    Exhibit 99.1
                                                                         Page 10


                        CAUTIONARY STATEMENT (continued)

o The run-off value projections are based on the Company's limited experience with the run-off. MIIX and LP&C ceased writing insurance in all states on September 1, 2002, except where necessary to comply with individual state requirements. The projections are therefore based on limited experience with actual run-off operations and utilize the accumulated loss experience of the past 25 years of active operations. The payout trends exhibited by MIIX and LP&C over its history have been applied to the expected payout of the existing loss reserves; however there is an inherent uncertainty regarding the development of expected losses. The Company believes that any trends evident from the information below may change over a longer period of time and as the Company's ability to calculate run-off projections continues to become more refined. In other words, the Company expects that these projections from period to period will be quite volatile.

o The run-off value projections are based on a number of assumptions, including, without limitation, those with respect to interest rates, the frequency and severity of claims, anticipated future reserve development, usage of reinsurance, portfolio composition and performance and underwriting expenses and a number of risks and uncertainties, including, without limitation, those specified above. Minor changes in the assumptions can have significant effects on the projections, and the choice of assumptions is a matter of judgment. Among the more important assumptions used, interest rates are assumed to be between 4.00% and 4.50%, no increases in future reserves are assumed, and underwriting expenses are assumed to decline by approximately 70% from 2003 - 2007. While the Company believes its assumptions to be reasonable, actual experience will inevitably differ from these assumptions, and these differences may be material. As illustrated by the changes from prior analyses described below, relatively modest deviations from assumptions can result in relatively large changes in end values.

o The run-off value projections have been prepared by management without any review by an independent source, including the Company's independent auditors. Furthermore, the projections are not prepared in accordance with AICPA guidelines applicable to the presentation of projections. The individual projections have not been reviewed by an independent certified public accountant.

o The Company has prepared the run-off value projections based on a model selected by management. Several other models exist, any one of which could produce values different than those set forth in the projections below.

o As the projections show, the third quarter resulted in an upward trend from projections previously filed by the Company on August 18, 2003. The projected GAAP equity at December 31, 2007 was $4.24 and $4.06 a share as of September 30, 2003 and June 30, 2003, respectively. The increase was primarily due to an anticipated reduction in underwriting expenses.

For these and other reasons, readers are cautioned not to place undue reliance on the projections below.

THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)                                                              Page 11

Financial Supplement
Run-Off Insurance Operations


Projected Equity and Book Value per Share

                                                              Value          Value
                                                              $000's      $ Per Share
                                                             --------     -----------

GAAP Equity at September 30, 2003                            $ 55,821      $   3.83


Projected Run-Off Net Earned Premium less Net
  Incurred Losses and Loss Adjustment Expenses                    506

Projected Future Investment Income in Run-Off --
  through December 31, 2007                                    72,886

Projected Future Investment Credit on Fund Held
  by Reinsurers -- through December 31, 2007                  (27,042)

Projected Future Expenses in Run-Off --
  through December 31, 2007                                   (38,296)

Projected Net Other Items -- through
  December 31, 2007                                            (2,072)
                                                             --------      --------

Projected GAAP Equity at December 31, 2007                   $ 61,803      $   4.24
                                                             ========      ========